UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
October 10, 2008

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21/F., Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2833-2186
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Special Note — This Current Report on Form 8-K contains forward-looking statements that are based on our current expectations.  Actual results may differ materially from those expressed or implied by those forward-looking statements because of a number of risks and uncertainties. See “Disclosures About Forward-Looking Statements” below.

Background and Overview

Upon consideration of certain issues identified in a comment letter from the Staff of the Securities and Exchange Commission (“SEC”) dated September 18, 2008, the Audit Committee of the Board (the “Audit Committee”), after discussions with management and our independent registered public accounting firms, recommended to the Board that our previously issued consolidated financial statements for the year ended December 31, 2007 and unaudited condensed consolidated financial statements for the interim periods ended March 31, 2008 and June 30, 2008 be restated.  In this Current Report on Form 8-K, the year ended December 31, 2007, and the three months ended March 31, 2008 and June 30, 2008, are referred to collectively as the “Restatement Period”.

The Company concluded on October 10, 2008 that our previously issued consolidated financial statements for the Restatement Period need to be restated.  Accordingly, our previously issued consolidated financial statements for the Restatement Period and the corresponding reports of our independent registered public accounting firms included in our previously filed 2007 Annual Report on Form 10-KSB, as subsequently amended by Amendment No. 1 to Form 10-KSB filed on August 11, 2008, should no longer be relied upon.

Management’s Reassessment and Re-evaluation of Consolidated Financial Statements

On the basis of management’s review of the matters addressed in the SEC review, we have determined that restatements are required in our previously issued consolidated financial statements for the Restatement Period. The restatements will correct the accounting errors arising from our misapplication of accounting policies to the discount associated with the beneficial conversion feature attributed to the issuance of the 3% convertible promissory notes in 2007 and 2008. We amortized the entire discount at the date of issuance instead of amortizing the discount over the term of the notes from the respective dates of issuance.

Expected Impact of the Restatement

The accounting policies used by the Company resulted in an overstatement of non-cash interest expense of approximately $4.7 million and $9.6 million for fiscal year 2007 and for the six months ended June 30, 2008 respectively. The restatement has no effect on our cash flow or liquidity.

Set forth below is the anticipated impact of the restatement on our previously issued consolidated financial statements:

Consolidated Statements of Operations	Amortization of Deferred Charges and Debt Discounts		Net Loss
	As reported	As restated	As reported	As restated
For the year ended December 31, 2007	$4,866,351	$206,391	$(19,306,579)	$(14,646,619)
For the three months ended March 31, 2008	11,790,530	1,348,284	(18,813,760)	(8,371,514)
For the three months ended June 30, 2008	$541,573	$1,350,704	$(8,078,990)	$(8,888,121)

Consolidated Balance Sheets	3% Convertible Promissory Notes, Net		Stockholders’ Equity
	As reported	As restated	As reported	As restated
As of December 31, 2007	$12,545,456	$7,885,496	$5,978,976	$10,638,936
As of March 31, 2008	42,045,203	26,942,997	9,127,580	24,229,786
As of June 30, 2008	$42,471,397	$28,178,322	$2,912,555	$17,205,630

The anticipated impact and amounts of the restatement are based on our current expectations and we cannot provide assurance that the final impact and the amounts of the restatement will not differ materially from estimates that are described in this Current Report on Form 8-K.

Anticipated Presentation of Restated Consolidated Financial Statements

We currently intend to present the restated consolidated financial statements and related financial information in our Annual Report on Form 10-KSB for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for the first and second quarters of 2008. We estimate the above mentioned reports will be filed before the end of October 2008.

The Audit Committee and our management have discussed the foregoing matters disclosed in this Current Report on Form 8-K with our independent registered public accounting firms.

The above statements regarding the expected impact and amounts of the restatement and the anticipated timing of our SEC filings constitute forward-looking statements that are based on our current expectations. The actual impact and amounts and the detailed presentation of the restatement will be included in our upcoming filings after we have completed our work on the restatement.

There can be no assurance that the final impact and the amounts of the restatement will not differ materially from estimates that are described in this Current Report on Form 8-K or that any other information set forth herein will not change materially before we file our restated consolidated financial statements. See “Disclosures About Forward-Looking Statements” below.

Assessment of Internal Control Over Financial Reporting

Management is aware that the occurrence of a restatement of previously issued consolidated financial statements to reflect the correction of a misstatement indicated material weaknesses in internal control over financial reporting. Specifically, as of the Restatement Period, the Company did not maintain effective controls to ensure the correct application of accounting policies to the discount associated with the beneficial conversion feature attributed to issuance of 3% convertible promissory notes. Therefore, management’s reports on internal control over financial reporting included in 2007 Annual Report on Form 10-KSB and Form 10-Q for the first and second quarters of 2008, which stated that the Company’s internal control over financial reporting was effective as of Restatement Period, can no longer be relied upon and will be restated in the upcoming filings.

In response to the material weakness in internal control over financial reporting described above, management is developing and implementing new processes and procedures governing our internal control over financial reporting. Certain remedial measures have already been implemented or are currently contemplated, which include adding more technical accounting and financial reporting personnel in order to increase expertise in these areas; and providing additional technical training to current accounting staff, etc. Management will continue to monitor their implementation to ensure our correct application of accounting policies in relation to note discounts.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect”, “anticipate”, “believe”, “estimate”, “intend”, “plan”, “potential” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected materiality or significance, the quantitative effects of the restatement, and any anticipated conclusions of the Company, the Audit Committee or management.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, and material weaknesses in internal control over financial reporting, to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of our restated consolidated financial statements and that our internal control over financial reporting may be inadequate or have weaknesses of which we are not currently aware or which have not been detected.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: October 10, 2008	By:	/s/ Daley Mok
Daley Mok
Chief Financial Officer